STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement ("Agreement") is dated as of December 14, 1998, between

     Gold Coast Resources, Inc., a Nevada corporation ("Gold"), with an address of 3333 South Congress Ave., Suite 404, Delray Beach, Florida 33445; and

     AmeriResource     Technologies,     Inc.,     a    Delaware     corporation
("AmeriResources"), with an address of 8815 Long Street, Lenexas, Kansas 66215.

     WHEREAS, Gold is the owner of all of the issued and outstanding shares of common stock of The Travel Agents Hotel Guide, Inc., a Nevada corporation (the "Corporation");

     WHEREAS, Gold represents that the Corporation has no more than $150,000 in liabilities and that the Corporation owns the rights to a publication known as the Travel Agents Hotel Guide with market value of no less than $3,500,000; and

     WHEREAS, AmeriResources wishes to acquire all of the issued and outstanding shares of common stock of the Corporation (the "Shares").

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto, severally and jointly, have agreed, and do hereby agree, subject to the terms and conditions hereinafter set forth as follows:

                                    ARTICLE I
                           PURCHASE AND SALE OF SHARES
                           ---------------------------

     1.01 Purchase and Sale. Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties contained herein, at Closing, Gold shall sell, transfer and deliver to AmeriResources, free and clear of all liens, pledges, charges or other encumbrances all shares of the Corporation ("the Shares"). Certificates evidencing the Shares shall be either duly endorsed or accompanied by stock powers.

     1.02 Purchase Price. In consideration of the purchase of the Shares, AmeriResources shall issue to Gold, at Closing, a Convertible Debenture in the face amount of $3,350,000, bearing interest at the rate of 7% per annum, convertible into shares of AmeriResources's Common Stock in three years from the date of closing, valued at the average bid price for the shares for the five business days prior to demand for payment of the Debenture, any such shares shall have their voting rights retained by the management of AmeriResources for a period of one year after the date of issuance; shall have voting rights, AmeriResources shall retain the right to redeem the Debenture for its face value in cash at any time prior to its conversion into the Common Stock of AmeriResources. Lexington Sales Corp. shall guaranty the payment of the Debenture at the time of maturity.

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                                   ARTICLE II
                     REPRESENTATIONS AND WARRANTIES OF GOLD
                     --------------------------------------

     Gold represents and warrants to AmeriResources, to the best of its knowledge, knowing and intending that AmeriResources will rely on these representations and warranties in entering into this Agreement, as follows:

     2.01 Corporate Authority.

          (a) Gold has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of Gold, and no other corporate proceedings on the part of Gold are necessary to authorize this Agreement and the transactions contemplated hereby.

          (b) The Corporation is a wholly owned subsidiary of Gold.

     2.02 No Conflict or Default. Neither the execution and delivery of this Agreement, nor compliance with the terms and provisions hereof, including without limitation the consummation of the transactions contemplated hereby, will violate any statute, regulation or ordinance of any governmental authority, or conflict with or result in the breach of any term condition or provisions of the Articles of Incorporation or By-laws of Gold, or of any agreement, deed, contract, mortgage, indenture, writ, order decree, legal obligation or instrument to which Gold is a party or by which it or any of its respective assets or properties are or may be bound: or constitute a default (or an event which, with the lapse of time or the giving of notice, or both, would constitute a default) thereunder, or result in the creation or imposition of any lien, charge or encumbrance, or restriction of any nature whatsoever with respect to any properties or assets of Gold, or give to others any interest or rights, including rights of termination, acceleration or cancellation in or with respect to any of the properties, assets, contracts, or business of Gold.


     2.03 Due Organization; Power; Qualification; Etc. of Corporation

          (a) The Corporation is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and has the corporate power to own its property and to carry on its business as now and where now conducted; is duly qualified or licensed as a foreign corporation and is in good standing in all jurisdictions in which the nature of its business or the property owned, leased or operated by it makes such qualification or licensing necessary.

          (b) The Corporation has no subsidiaries.

          (c) The copies of the Articles (or Certificates) of Incorporation of the Corporation certified by the Secretary of State of domicile and of the By-Laws (or Codes of Regulations) of Gold, certified by its corporate Secretary, and the minute and stock record book or books of the Corporation are true and complete and reflect all resolutions adopted and all actions authorized or ratified by the shareholders and the directors of the Corporation.

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     2.04  Capitalization.  The  authorized  capital  stock  of the  Corporation consists of ______________ shares of common stock, $.001 par value per share, of which _______________ shares are issued and outstanding as of the date hereof. There are no options, warrants, convertible securities or rights which may require any Company to issue additional shares of its capital stock. All the outstanding shares of common stock of the Corporation have been duly authorized, and are validly issued, fully paid and nonassessable. The Corporation has no obligation of any kind to issue any additional securities, except as disclosed in Schedule 2.03, or as provided for herein.

     2.05 Financial Information; No Material Adverse Change.

          (a) Gold has heretofore delivered to AmeriResources the following financial information for the Corporation (collectively,"Financial Statements"):

     All of the Financial Statements (i) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods, (ii) fairly present the financial condition, results of its operations and changes in its financial position at and for the periods therein specified for the entities covered thereby, (iii) are true and complete, (iv) are consistent with the books and records of the entities covered thereby, and
(v) with respect to any unaudited financial statements, include all adjustments, consisting only of normal recurring adjustments, required for a fair presentation. As of the respective dates, such Financial Statements did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (b) Since June 9, 1998 there has not been any material adverse change in the business, or financial condition or the operations of the Corporation or, to the best knowledge of Gold any occurrence, circumstance, or combination thereof which reasonably could be expected to result in such a material adverse change in the future.

          (c) At closing there will be no more than $150,000 in liabilities whether absolute or contingent of the Corporation.

          (d) Since June 9, 1998, the Corporation has not sold or otherwise disposed of or encumbered any of the properties or assets reflected on the Financial Statements, or otherwise owned or leased by it except in the ordinary course of business, except as described in Schedule 2.05.

          (e) The Corporation's liabilities or obligations, whether accrued or unaccrued, fixed or contingent, do not exceed $150,000.

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     2.06 Tax Matters.

          (a) There is no pending or, to the best knowledge of the Corporation, any threatened federal, state or local tax audit of Gold; there is no agreement with any federal, state or local taxing authority that may affect the subsequent tax liabilities of the Corporation.

     2.07 Party to Agreements.

          (a) Except as disclosed in Schedule 2.07, the Corporation is not a party to any contract or other arrangements except those made in the ordinary course of business or which are terminable on the giving of sixty (60) days (or less) notice of the Corporation's intent to terminate such contract. The Corporation is not in default in any material respect under any contract or agreements to which it is a party or by which it or any of its assets is or may be bound.

          (b) Schedule 2.07 is a true and complete list of all contracts, understandings, commitments, arrangements and agreements (all of which, and any other agreements set forth on any other Schedule or list, or furnished in writing to AmeriResources pursuant to this Agreement, are collectively referred to in this Agreement as "contracts"), which are in full force and effect, unperformed in whole or in part, to which The Corporation is a party, including, but not limited to, the following:

               (i) bonus, incentive, pension, profit-sharing, hospitalization, insurance, deferred compensation, retirement, stock option or stock purchase plans or similar plans providing employee benefits;

               (ii) factoring, loan, note, financing or similar contracts with any lenders, or guarantees of undertakings to answer for the debts or defaults of another, or any contracts encumbering title to any of The Corporation's assets;

               (iii) contracts for the acquisition or disposition of the property, assets or capital stock or other securities of a business or company;

               (iv) management or consulting contracts;

               (v) partnership or joint venture contracts involving a sharing of profits;

               (vi)  contracts  for  the  employment  or   compensation  of  any
               employee, officer, director or agent; and

               (vii) contracts not made in the ordinary course.

     2.08 Litigation. Except as disclosed in Schedule 2.08, there are no actions, suits, investigations, or proceedings pending, or, to the knowledge of the Corporation, threatened, against or affecting or which may adversely affect the Corporation, in any court or by or before any governmental body or agency, including without limitation any claim, proceeding or litigation for the purpose of challenging, enjoining or preventing the execution, delivery or consummation of this Agreement; and the Corporation does not know of any state of facts which would give rise to any such action, suit, investigation or proceeding. The Corporation is not subject to any order, judgment, decree, stipulation or consent or any agreement with any governmental body or agency which affects its business or operation.

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     2.09  Governmental  Approval.  The Corporation  has all permits,  licenses, orders and approvals of all federal, state, local or foreign governmental or regulatory bodies required for the Corporation to conduct its business as presently conducted. All such permits, licenses, orders and approvals are in full force and effect and no suspension or cancellation of any of them is threatened, and none of such permits licenses, orders of approvals will be affected by the consummation of the transactions contemplated by this Agreement.

     2.10 Salaries and Accrued Compensation. Schedule 2.10 annexed hereto and made a part hereof is a true and complete list, as of the date of this Agreement, of all of the persons who are employed by the Corporation with compensation (including bonuses) in excess of $2,500 per year, and the Corporation does not have outstanding liability for payment of wages, vacation pay (whether accrued or otherwise), salaries, bonuses, pensions or contributions under any labor or employment contract, whether oral or written, or by reason of any past practices with respect to such employees based upon or accruing with respect to services of present or former employees of the Corporation, except as disclosed in Schedule 2.10.

     2.11 Employee Benefit Plans. Except as disclosed in Schedule 2.11, the Corporation does not have any pension plan, profit-sharing plan or employees' savings plan, and the Corporation is not otherwise subject to any applicable provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

     2.12 Title to Assets. The Corporation has good, valid and, except as to leased assets, marketable title to all of its assets (real and personal, tangible and intangible), including, but not limited to, all assets reflected or required to be reflected in the Financial Statements and all assets purchased or leased by them since June 9, 1998 (except for properties and assets so reflected or required to be reflected, which have been sold or otherwise disposed of in the ordinary course of business), subject to no liens, pledges, encumbrances, mortgages, security interests, charges or other similar restrictions of any nature whatsoever, except as disclosed in the Financial Statements or in Schedules to this Agreement and which shall in no event exceed the amount of $150,000. The personal property owned or leased by The Corporation for the operation of, or used in, its business is in its possession and is in good operating or working condition and repair, after taking into account routine maintenance and repair, age of equipment and ordinary wear and tear, and is adequate for the operation of its business as presently conducted.

     2.13 Patents and Trademarks.

          (a) Except as disclosed in Schedule 2.13, The Corporation does not own or use in its operations, any patent or any applications therefor. All trademarks, trade names, service marks or applications owned by The Corporation or used in its operations are listed on Schedule 2.13 and, to the extent indicated thereon, have been duly registered and filed.

          (b) All copyright registrations (both U.S. and foreign), pending copyright registration applications, all common law copyrights and other intellectual property rights owned by The Corporation or used in its operations are listed on Schedule 2.13 and, to the extent indicated thereon, have been duly registered and, filed.

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

          (c) The Corporation has not been charged with infringement or violation of, or otherwise been put on notice of the existence of, any adversely held patent, trademark, trade name, service mark, copyright or other intellectual property right.

     2.14 Environmental Concerns. The Corporation has not engaged in any operations which have resulted or will result in any chemicals, hazardous, noxious or toxic wastes being deposited, spilled, leaked, disposed of, dumped or buried at any facility, contiguous property, or any other real property, which have, will, or may result in property damages, personal injury or clean-up costs.

     2.15 Labor Matters. The Corporation has not entered into any collective bargaining agreements and is not in discussions with any labor group seeking to become a bargaining unit for any of the Corporations employees.

     2.16 Material Misstatements or Omissions. No representations or warranties made by Gold in this Agreement or in any certificate, schedule or other document furnished in connection with the transactions contemplated by this Agreement, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements of fact contained therein not misleading.

                                   ARTICLE III
                REPRESENTATIONS AND WARRANTIES OF AMERIRESOURCES

     AmeriResources represents and warrants to Gold, to the best of its knowledge, knowing and intending that Gold will rely on these representations and warranties in entering into this Agreement, as follows:

     3.01 Corporate Authority. AmeriResources has the corporate power and authority to enter into this Agreement and to carry out its obligation hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by its Board of Directors and, except for the approval of its stockholders, no other corporate proceedings on the part of such Company are necessary to authorize this Agreement and the transactions contemplated hereby.

     3.02 No Conflict or Default. Neither the execution and delivery of this Agreement, nor compliance with the terms and provisions hereof, including without limitation the consummation of the transactions contemplated hereby, will violate any statute, regulation or ordinance of any governmental authority, or conflict with or result in the breach of any term, condition or provisions of the Articles of Incorporation or By-laws of AmeriResources, or of any agreement, deed, contract, mortgage, indenture, writ, order decree, legal obligation or instrument to which AmeriResources is a party or by which it or any of its respective assets or properties are or may be bound, or constitute a default (or an event which, with the lapse of time or the giving of notice, or both, would constitute a default) thereunder or result in the creation or imposition of any lien, charge or encumbrance, or restriction of any nature whatsoever with respect to any properties or assets of AmeriResources, or give to others any interest or rights, including rights of termination, acceleration or cancellation in or with respect to any of the properties, assets, contracts or business of AmeriResources.

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     3.03 Due Organization;  Power; Qualification;  Subsidiaries and Affiliates,
Etc.

          (a) AmeriResources is a corporation duly organized, validly existing, in good standing under the laws of the State of Delaware and is authorized to do business in the states where it is presently conducting operations and has the corporate power to own its property and to carry on its business as now conducted. The nature of the business now conducted by AmeriResources, the character of the property owned by it, or any other state of facts does not require AmeriResources to be qualified to do business as a foreign corporation in any jurisdiction.

     3.04 Capitalization. The authorized capital stock of AmeriResources consists of 500,000,000 shares of common stock, $.0001 par value per share, of which 472,000,000 shares are issued and outstanding as of the date hereof; and 2,500,000 shares of Class A Preferred Stock are authorized, each convertible to one share of common stock, of which 2,296,312 shares are issued and outstanding as of the date hereof and 2,500,000 shares of Class B Preferred Stock, each convertible to one share of common stock, of which 777,012 shares are issued and outstanding as of the date hereof. There are no options, warrants, convertible securities or rights which may require AmeriResources to issue additional shares of its capital stock, except as disclosed in Schedule 3.03. All the outstanding shares of common stock and preferred stock of AmeriResources have been duly authorized, and are validly issued, fully paid and nonassessable. AmeriResources has no obligation of any kind to issue any additional securities, except as disclosed in Schedule 3.03, or as provided for herein.

     3.05 Financial Information; No Material Adverse Change.

          (a)  AmeriResources  has  heretofore  delivered to Gold the  financial
information   for  itself  as  requested  by  Gold   (collectively,   "Financial
Statements"):

All of the Financial Statements provided to Gold (i) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods, (ii) fairly present the financial condition, results of its operations and changes in its financial position at and for the periods therein specified for the entities covered thereby, (iii) are true and complete,
(iv) are consistent with the books and records of the entities covered thereby, and (v) with respect to any unaudited financial statements, include all adjustments, consisting only of normal recurring adjustments, required for a fair presentation. As of the respective dates, such Financial Statements did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

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          (b) Since  September 30, 1998 there has not been any material  adverse change in the business, or financial condition or the operations of the AmeriResources or, to the best knowledge of AmeriResources, any occurrence, circumstance, or combination thereof which reasonably could be expected to result in such a material adverse change in the future.

          (c) At September 30, 1998, there were no liabilities, absolute or contingent of AmeriResources that were not shown or reserved against on the balance sheets included in the Financial Statements, except obligations under the contracts shown on or as otherwise disclosed in Schedule 3.05.

          (d) Since September 30, 1998, AmeriResources has not sold or otherwise disposed of or encumbered any of the properties or assets reflected on the Financial Statements, or otherwise owned or leased by it except in the ordinary course of business, except as described in Schedule 3.05.

          (e) AmeriResources has no liabilities or obligations, whether accrued or unaccrued, fixed or contingent, which have not been reflected in the Financial Statements or described on Schedules to this Agreement, except liabilities incurred and obligations entered into in the ordinary course of business since September 30, 1998, and is not in default with respect to any such liability or obligation.

     3.06 Party to Agreements.

          (a) Except as disclosed in its SEC filings, AmeriResources is not a party to any contract or other arrangement except those made in the ordinary course of business.

     3.07 Litigation. Other than as disclosed in its Financial Statements or in a Schedule 3.08, there are no actions suits, investigations, or proceedings pending, or, to the knowledge of AmeriResources , threatened, against or affecting or which may affect AmeriResources, the performance of the terms and conditions hereof, or the consummation of the transactions contemplated hereby, in any court or by or before any governmental body or agency, including without limitation any claim, proceeding or litigation for the purpose of challenging, enjoining or preventing the execution, delivery or consummation of this agreement; and except as otherwise disclosed herein does not know of any state of facts which would give rise to any such action, suit investigation or proceeding.

     3.08 Governmental Approval. AmeriResources has all permits, licenses, orders and approvals of all federal state, local or foreign governmental or regulatory bodies required for AmeriResources to conduct its business as presently conducted. All such permits, licenses, orders and approvals are in full force and effect and no suspension or cancellation of any of them is threatened, and none of such permits licenses, orders of approvals will be affected by the consummation of the transactions contemplated by this Agreement.

     3.09 Salaries and Accrued Compensation. Schedule 2.10 annexed hereto and made a part hereof is a true and complete list, as of the date of this Agreement, of all of the persons who are employed by the Corporation with compensation (including bonuses) in excess of $25,000 per year, and the Corporation does not have outstanding liability for payment of wages, vacation pay (whether accrued or otherwise), salaries, bonuses, pensions or contributions under any labor or employment contract, whether oral or written, or by reason of any past practices with respect to such employees based upon or accruing with respect to services of present or former employees of the Corporation, except as disclosed in SEC filings of AmeriResources.

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     3.10 Employee Benefit Plans. AmeriResources does not have any pension plan, profit-sharing plan or employees' savings plan, and AmeriResources is not otherwise subject to any applicable provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

     3.11 Title to Assets. AmeriResources has good, valid and, except as to leased assets, marketable title to all of its assets (real and personal, tangible and intangible), including, but not limited to, all assets reflected or required to be reflected in the Financial Statements and all assets purchased or leased by them since September 30, 1998 (except for properties and assets so reflected or required to be reflected, which have been sold or otherwise disposed of in the ordinary course of business), subject to no liens, pledges, encumbrances, mortgages, security interests, charges or other similar restrictions of any nature whatsoever, except as disclosed in the Financial Statements or in Schedules to this Agreement. The personal property owned or leased by AmeriResources for the operation of, or used in, its business is in its possession and is in good operating or working condition and repair, after taking into account routine maintenance and repair, age of equipment and ordinary wear and tear, and is adequate for the operation of its business as presently conducted.

     3.12 Patents and Trademarks.

          (a) AmeriResources does not own or use in its operations, any patent or any applications therefor. All trademarks, trade names, service marks or applications owned by AmeriResources or used in its operations are listed on
Schedule 3.13 and, to the extent indicated thereon, have been duly registered and filed.

          (b) All copyright registrations (both U.S. and foreign), pending copyright registration applications, all common law copyrights and other intellectual property rights owned by AmeriResources or used in its operations are listed on Schedule 3.13 and, to the extent indicated thereon, have been duly registered and, filed.

          (c) AmeriResources has not been charged with infringement or violation of, or otherwise been put on notice of the existence of, any adversely held patent, trademark, trade name, service mark, copyright or other intellectual property right.

     3.13 Environmental Concerns. AmeriResources has not engaged in any operations which have resulted or will result in any chemicals, hazardous, noxious or toxic wastes being deposited, spilled, leaked, disposed of, dumped or buried at any facility, contiguous property, or any other real property, which have, will, or may result in property damages, personal injury or clean-up costs.

     3.14 Labor Matters. AmeriResources has not entered into any collective bargaining agreements and is not in discussions with any labor group seeking to become a bargaining unit for any of the Corporations employees.

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     3.15 Material Misstatements or Omissions.  No representations or warranties made by AmeriResources in this Agreement or in any certificate, schedule or other document furnished in connection with the transactions contemplated by this Agreement, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements of fact contained therein not misleading.

     3.16 Securities Filings. AmeriResources will have on the closing date and thereafter, made all filings required to be made by it with the Securities and Exchange Commission and any state securities authorities, and will have done so in a timely manner.

                                   ARTICLE IV
                                    COVENANTS

     4.01 Covenants of AmeriResources. AmeriResources agrees that prior to the closing date:

          (a) No dividend shall be declared or paid by other distribution (whether in cash, stock, property or any combination thereof) or payment declared or made in respect to AmeriResources common stock or preferred stock, nor shall AmeriResources purchase, acquire or redeem or split, combine or reclassify any shares of its capital stock from execution hereof until closing.

          (b) Except as herein provided, no change shall be made in the number of shares of authorized or issued AmeriResources common stock; nor shall any option, warrant, call, right, commitment or agreement of any character be granted or made by AmeriResources relating to its authorized or issued AmeriResources common or preferred stock; nor shall AmeriResources issue, grant or sell any securities or obligations convertible into or exchangeable for shares of AmeriResources common or preferred stock from execution hereof until closing.

     4.02 Covenants of Gold. Gold agrees that prior to the closing date:

          (a) Except as herein provided, no change shall be made in the number of shares of authorized or issued common stock of the Corporation; nor shall any option, warrant, call, right, commitment or agreement (other than this Agreement) of any character be granted or made relating to the authorized or issued stock of the Corporation, nor shall there be issued, granted or sold any securities or obligation convertible into or exchangeable for shares of common stock.

          (b) The Corporation will not (i) incur any indebtedness for borrowed money; (ii) assume, guarantee, endorse, or otherwise become liable or responsible (whether directly contingently or otherwise) for the obligations of any other individual, firm or corporation; or (iii) make any loans, advances of capital contributions to or investments in, any other individual, firm or corporation.

          (c) The Corporation will not alter or change any employment or other contract with any of its management personnel or make, adopt, alter, revise, or amend any pension, bonus, profit-sharing or other employee benefit plan, or grant any salary increase or bonus to any person or owe any accrued salary or other compensation under any agreement or plan without the prior written consent of AmeriResources.

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          (d) The Corporation  will not take, agree to take, or knowingly permit to be taken any action, or do, or knowingly permit to be done anything in the conduct of its business, or otherwise, which would be contrary to or in breach of any of the terms or provisions of this Agreement, or which would cause any of the representations contained herein to be or become untrue in any material respect at the Closing Date.

     4.03 Mutual Covenants. Gold and AmeriResources further agree and covenant as follows:

          (a) Corporate Action. AmeriResources and Gold will take all actions necessary in accordance with applicable law and each company's Articles of Incorporation and By-Laws to authorize and consummate the transactions contemplated herein.

          (b) Conduct of Business. Prior to closing, unless the parties shall otherwise agree in writing, the Corporation and AmeriResources shall not operate their businesses otherwise than in the ordinary course.

          (c) Access. Prior to the closing, AmeriResources shall afford to the officers, attorneys, accountants, and other authorized representatives of Gold free and full access to the premises, books and records of AmeriResources in order that Gold may make such investigation as it may desire of the affairs of AmeriResources. Prior to the closing, Gold shall afford to the officers, attorneys, accountants, and other authorized representatives of AmeriResources free and full access to the premises, books and records of the Corporation so that AmeriResources may make such investigations as it may desire of the affairs of the Corporation.

                                    ARTICLE V
                                   CONDITIONS

     5.01  Conditions to the  Obligations  of Gold.  The  obligations of Gold to
consummate  the  sale   contemplated  by  this  Agreement  are  subject  to  the
satisfaction, at or before the closing, of each of the following conditions:

          (a) No action shall have been threatened, taken by or be pending before, and no statute, rule, regulation or order shall have been promulgated, enacted, entered, enforced or deemed applicable to the transaction by any federal, state or foreign government or governmental authority or by any court, domestic or foreign, including the entry of a preliminary or permanent injunction, which would (i) make the sale illegal, (ii) require the divestiture by Gold of any shares of Gold or the Corporation or of a material portion of the business of Gold, (iii) impose material limits on the ability of Gold to effectively control the businesses of Gold, (iv) otherwise materially adversely affect Gold or (v) if the sale is consummated, subject any officer, director, or employee of Gold to criminal penalties or to civil liabilities not adequately covered by insurance or enforceable indemnification maintained by Gold.

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

          (b) AmeriResources shall have complied in all material respects with its agreements and covenants herein, and all representations and warranties of AmeriResources herein shall be true and correct in all material respects at the time of closing as if made at that time, except to the extent they expressly relate to an earlier date, and Gold shall have received a certificate to that effect to the best of the knowledge of AmeriResources, signed by the President of AmeriResources.

          (c) The officers and directors of the Corporation shall each have executed releases for any claims for compensation or other payment for services rendered as of the closing date.

     5.02 Conditions to the Obligations of AmeriResources. The obligations of AmeriResources to consummate the purchase contemplated by this Agreement are subject to the satisfaction, at or before the closing, of each of the following conditions:

          (a) No action  shall  have  been  threatened,  taken by or be  pending before, and no statute, rule, regulation or order shall have been promulgated, enacted, entered, enforced or deemed applicable to the purchase by any federal, state of foreign government or governmental authority or by any court, domestic or foreign, including the entry of a preliminary or permanent injunction, which would (i) make the purchase illegal, (ii) require the divestiture by AmeriResources of the shares of AmeriResources or of a material portion of the business of AmeriResources, (iii) impose material limits on the ability of AmeriResources to effectively control the business of AmeriResources, (iv) otherwise materially adversely affect AmeriResources or (v) if the purchase is consummated, subject any officer, director, or employee of AmeriResources to criminal penalties or to civil liabilities not adequately covered by insurance of enforceable indemnification maintained by AmeriResources.

          (b) Gold shall have complied in all material respects with its agreements and covenants herein, and all representations and warranties of Gold as to the Corporation shall be true and correct in all material respect at the time of closing as if made at the time, except to the extent they expressly relate to an earlier date, and AmeriResources shall have received a certificate to that effect to the best of the knowledge of Gold, signed by the President of Gold.

          (c) AmeriResources shall have received from the accountants for the Corporation, an opinion, in form and substance satisfactory to AmeriResources, that there has been no material or adverse change in the financial condition of the Corporation as of the date of closing, or reflected in the Financial Statements.

                                   ARTICLE VI
                            INTENTIONALLY LEFT BLANK



                                   ARTICLE VII
                      INDEMNIFICATION AND WAIVER OF CLAIMS

     7.01 Survival of Representations and Warranties. Notwithstanding the closing of the transactions contemplated by this Agreement or any investigation made by or on behalf of Gold or AmeriResources, the representations and warranties of Gold and AmeriResources contained in this Agreement or in any certificate, schedule, chart, list, letter, compilation or other document delivered pursuant hereto, shall survive the Closing for a period of one (1) year; provided, however, that the representations and warranties contained in Sections 2.05 and 3.05 with respect to tax matters shall be deemed to survive for so long as any applicable statute of limitations with respect to tax claims shall not have expired, shall have been suspended or shall have been waived or extended, and for thirty (30) days thereafter; provided further, however, that as to any breach of or misstatement in any such representation or warranty as to which the non-breaching party has given notice to the breaching party on or prior to the expiration of the applicable period as to tax or non-tax matters, as above set forth, the same shall continue to survive beyond said period, but only as to the matters contained in such notice.

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

     7.02 Indemnification. Gold and AmeriResources each agree to save, defend and indemnify the other against and hold it harmless from any and all liabilities, of every kind, nature and description, fixed or contingent (including, without limitation, counsel fees and expenses in connection with any action, claim or proceeding relating to such liabilities) arising out of any misrepresentation made by such indemnifying party or any transaction or event commencing or occurring on or prior to Closing, which is not fully disclosed or provided for in the Financial Statements, this Agreement or the exhibits hereto.

     7.03 Defense of Claims. An indemnified party shall notify the indemnifying party with reasonable promptness of any claim asserted against it in respect of which the indemnifying party may be liable under this Agreement, which notification shall be accompanied by a written statement setting forth the basis of such claim and the manner of calculation thereof. The indemnifying party shall have the right to defend any such claim at its own expense and with counsel of its choice; provided, however, that such counsel shall have been approved by the indemnified party prior to engagement; which approval shall not be unreasonably withheld or delayed; and provided further, that the indemnified party may participate in such defense, if it so chooses, with its own counsel and at its own expense.

     7.04 Rights Without Prejudice. The rights of Gold and AmeriResources under this Article VII are without prejudice to any other rights or remedies that either may have by reason of this Agreement or as otherwise provided by law.

                                  ARTICLE VIII
                                     CLOSING

     8.01 Time and Location. The Closing provided for herein shall take place at such time and place as may be mutually agreed to by the parties hereto. Such date is referred to in this Agreement as the "Closing".

     8.02 Items to be Delivered by Gold. At the Closing, Gold will deliver or cause to be delivered to Company:

          (a) Certificates representing the Shares or stock powers in accordance with Section 1.01 hereof, accompanied by all instruments and documents as in the reasonable opinion of AmeriResources's counsel, shall be necessary to effect the transfer of and to vest title in and to the Shares in Company, free and clear of all manner of liens, pledges, encumbrances, charges and claims thereon;

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

          (b) The certificate required by Section 5.02(b);

          (c) Such other certified resolutions, documents and certificates as are required to be delivered by Gold pursuant to the provisions of this Agreement.

     8.03  Items  to  be   Delivered   by   AmeriResources.   At  the   Closing,
AmeriResources    will   deliver   or   cause   to   be   delivered   to   Gold:

          (a) The Purchase Price in accordance with Section 1.02, being a Convertible Debenture in the amount of $3,350,000, with a three year maturity and redeemable in cash or in common stock of AmeriResources valued at the bid price on the date of conversion.

          (b) Such other certified resolutions, documents and certificates as are required to be delivered by AmeriResources pursuant to the provisions of this Agreement;

                                   ARTICLE IX
                                   TERMINATION

     9.01   Termination.   Anything   herein  or   elsewhere   to  the  contrary
notwithstanding, this Agreement may be terminated and the transactions provided for herein abandoned at any time prior to the Closing:

          (a) By mutual consent of parties.

          (b) By Gold if any of the conditions set forth in Section 5.01 have not been fulfilled on or prior to the Closing, or shall become incapable of fulfillment at any time, and shall not have been waived;

          (c) By  AmeriResources  if any of the  conditions set forth in Section
5.02 have not been fulfilled on or prior to the Closing Date, or shall have become incapable of fulfillment at any time, and shall not have been waived;

          (d) By Gold or AmeriResources if any material legal action or proceedings shall have been instituted or threatened seeking to restrain, prohibit, invalidate or otherwise adversely affect the consummation of the transactions contemplated by this Agreement.

          (e) If items to be delivered at Closing are not delivered.

     In the event that the Agreement is terminated as described above, this Agreement shall be void and of no force and effect, without any liability or obligation on the part of any of the parties hereto.

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

                                    ARTICLE X
                                    NO WAIVER

     10.01 The failure of any party at any time or times to require performance of any provision hereto shall in no manner effect the right of such party at a later time to enforce the same. No waiver by any party of the breach of any term, covenant, representation or warranty contained in this Agreement shall release or affect any liability resulting from such breach, and no waiver of any nature, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or of any breach of any other term, covenant, representation or warranty of this Agreement.

                                   ARTICLE XI
                                  MISCELLANEOUS

     11.01 Waiver of Conditions. Any condition to the performance of either party which legally may be waived on or prior to the Closing may be waived at any time by the party entitled to the benefit thereof by action taken or authorized by an instrument in writing executed by the relevant party.

     11.02 Expenses. Whether or not any sale is consummated, all out-of-pocket costs and expenses incurred in connection with the transaction and this agreement will be paid by the party incurring such expenses.


     11.03 Entire Agreement. This Agreement contains the entire agreement between Gold and AmeriResources with respect to the sale of the Shares and any other transactions contemplated hereby.

     11.04 Tax Structure of Sale. The sale contemplated by this Agreement is intended to qualify as a tax-free reorganization, as contemplated by Section 368(A) of the Internal Revenue Code of 1986, as amended. To the extent that the parties' legal, tax and accounting advisors indicate that all or a portion of the transactions contemplated hereby adversely affect the tax-free nature of such transactions, the parties agree to negotiate, in good faith, modifications to this Agreement so as to enable the parties to consummate the transactions contemplated hereby without adverse tax consequences to the parties or their shareholders.

     11.05 Schedules. The parties agree that the Schedules contemplated by this Agreement shall be delivered by each party to the other not more than 10 days following the date hereof. The information set forth on the Schedules shall be subject to the parties due diligence review and to the provisions of Section 5.03.

     11.07 Brokers. No broker or finder is entitled to any brokerage or finder's fee or other commission or fee from any Company or based upon arrangements made by or on behalf of any Company with respect to the transactions contemplated by this Agreement.

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

     11.08 Arbitration. Any controversy arising out of, connected to, or relating to any matters herein or the transactions contemplated by this Agreement, or the breach thereof, including, but not limited to any claims of violations of Federal and/or State Securities Acts, Banking Statutes, Consumer Protection Statutes, Federal and/or State anti-Racketeering (e.g. RICO) claims as well as any common law claims and any State Law claims of fraud, negligence, negligent misrepresentations, and/or conversion shall be settled by arbitration in the State of Florida, under the rules of the American Arbitration Association; and judgment on the arbitrator's award may be entered in any court having jurisdiction thereof in accordance with the provisions of the law of the State of Nevada. In the event of such a dispute, each party to the conflict shall select an arbitrator, both of whom shall select a third arbitrator which shall constitute the three person arbitration board. The decision of a majority of the board of arbitrators shall be binding upon the parties.

     11.09 Other Actions. Each of the parties hereto agrees to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be necessary or desirable to consummate the transactions contemplated by this Agreement.

     11.10 Waiver and Amendment. Any provision of this Agreement may be waived at any time by the party which is or whose stockholders are, entitled to the benefits thereof and this Agreement may be amended or supplemented at any time. No such waiver, amendment or supplement shall be effective unless in writing and signed by the party or parties necessary thereto.

     11.11 Applicable Law. This agreement shall be governed by and construed in accordance with the laws of the State of Kansas.

     11.12 Descriptive Headings. The descriptive headings are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

     11.13 Notices. All notes or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail postage prepaid, to the party's address set forth above with copies to:

         If to Gold, to:                    SONNENBLICK PARKER & SELVERS, P.C.
                                            Attention: Mark S. Vincent, Esq.
                                            4400 Route 9 South, Suite 3000
                                            Freehold NJ 07728

         If to AmeriResources, to:          Delmar Janovec
                                            8815 Long St.
                                            Lenexa, Kansas 66215

     11.14 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one agreement.

     11.15 Signatures. Each of the undersigned, have been duly authorized to execute this Agreement on behalf of Gold and AmeriResources, respectively.

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

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first hereinabove written.


ATTEST:                                     Gold Coast Resources, Inc.


______________________              By:_/s/ Richard Baker__________
                                       RICHARD BAKER, President


                        AmeriResources Technologies, Inc.



______________________              By:_/s/ Delmar Janovec_________
                                       Delmar Janovec, Chief Executive Officer

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